[PHOTO OMITTED]

The
Gabelli
Global
Telecommunications
Fund

                                                            FIRST QUARTER REPORT
                                                                   MARCH 31,1999

                               [GRAPHIC OMITTED]

                   The Gabelli Global Telecommunications Fund
                              First Quarter Report
                                 March 31, 1999

                                     * * * *

      Morningstar Rating(TM) of The Gabelli Global Telecommunications Fund was 4 stars overall and for the five-year period ended 3/31/99 among 2947 and 1810 domestic equity funds, respectively, and 5 stars for the three-year period ended 3/31/99 among 2947 domestic equity funds.

To Our Shareholders,

      In the first quarter of 1999, telecommunications stocks moved steadily forward while avoiding the macroeconomic and stock market obstacles that hampered many other industry groups. Investors seem to realize that strong secular trends in the telecommunications industry--consolidation, ongoing deregulation and technological advances--are more powerful than economic or financial market forces.

Investment Performance

      For the first quarter ended March 31, 1999, The Gabelli Global Telecommunications Fund's (the "Fund") total return was 15.4%. The Lipper Telecommunications Fund Average and Salomon Smith Barney Global
Telecommunications Index had returns of 16.4% and 8.3%, respectively, over the same period. The Lipper average and Salomon Smith Barney Global
Telecommunications index are unmanaged indicators of investment performance. The Fund was up 30.2% over the trailing twelve-month period. The Lipper Telecommunications Fund Average and Salomon Smith Barney Global
Telecommunications Index rose 34.6% and 27.6%, respectively, over the same twelve-month period.

      For the five-year period ended March 31, 1999, the Fund's total return averaged 21.4% annually versus average annual total returns of 20.9% and 17.7% for the Lipper Telecommunications Fund Average and Salomon Smith Barney Global Telecommunications Index, respectively. Since inception on November 1, 1993 through March 31, 1999, the Fund had a cumulative total return of 157.6%, which equates to an average annual return of 19.1%.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk adjusted performance as of March 31, 1999 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------
                                             Quarter
                              ------------------------------------
                                1st       2nd      3rd        4th       Year
                              ------    ------    ------    ------     ------
1999:   Net Asset Value ...   $19.18       --        --        --         --
        Total Return ......    15.4%       --        --        --         --
--------------------------------------------------------------------------------
1998:   Net Asset Value ...   $15.91    $16.22    $14.48    $16.62     $16.62
        Total Return ......    19.4%      1.9%    (10.7)%    24.0%      34.8%
--------------------------------------------------------------------------------
1997:   Net Asset Value ...   $11.29    $13.17    $14.22    $13.32     $13.32
        Total Return ......     0.1%     16.7%      7.9%      4.6%      31.9%
--------------------------------------------------------------------------------
1996:   Net Asset Value ...   $11.72    $12.16    $11.73    $11.28     $11.28
        Total Return ......     5.4%      3.8%     (3.5)%     3.3%       9.0%
--------------------------------------------------------------------------------
1995:   Net Asset Value ...   $ 9.77    $10.29    $11.12    $11.12     $11.12
        Total Return ......     0.4%      5.3%      8.1%      1.6%      16.2%
--------------------------------------------------------------------------------
1994:   Net Asset Value ...   $ 9.68    $ 9.62    $10.38    $ 9.73     $ 9.73
        Total Return ......    (5.1)%    (0.6)%     7.9%     (5.3)%     (3.7)%
--------------------------------------------------------------------------------
1993:   Net Asset Value ...      --        --        --     $10.20     $10.20
        Total Return ......      --        --        --       3.0%(b)    3.0%(b)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   Average Annual Return - March 31, 1999 (a)

              1 Year...................................    30.2%
              5 Year...................................    21.4%
              Life of Fund (b).........................    19.1%

--------------------------------------------------------------------------------

                                Dividend History
--------------------------------------------------------------------------------

Payment (ex) Date                 Rate Per Share           Reinvestment Price
-----------------                 --------------           ------------------

December 28, 1998                    $1.310                      $16.38
December 30, 1997                    $1.550                      $13.28
December 31, 1996                    $0.840                      $11.28
December 29, 1995                    $0.182                      $11.12
December 30, 1994                    $0.095                      $ 9.73
December 31, 1993                    $0.102                      $10.20

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on November 1, 1993. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------

                     HOLDINGS BY GEOGRAPHIC REGION - 3/31/99

                                [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

United States         49.2%
Europe                13.9%
Canada                 8.1%
Latin America          3.9%
Asia/Pacific Rim       3.5%
Japan                  3.0%
Cash                  18.4%

                      HOLDINGS BY INDUSTRY SECTOR - 3/31/99

                                [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

Regional Providers           13.8%
Networks                     16.7%
Cable/Media                  13.5%
Long Distance                 6.4%
Equipment                     5.2%
Alternative Providers         1.0%
Business Services             0.6%
Cash                         18.4%
Wireless/Satelite            24.4%

Global Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of March 31, 1999. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

Industry Allocation

      The accompanying chart depicts the Fund's holdings by industry sector as of March 31, 1999. Industry sectors represented in the chart and below may or may not be included in the Fund's future portfolio.

COMMENTARY

      AT&T appears to be effectively positioning itself at the head of the telecommunications pack. The moves by AT&T in the last year illustrate the convergence of the telephone, television and computer into a single all-purpose tool for the information age and illuminate the path other telecommunications companies should follow.

      The AT&T/Tele-Communications Inc. merger closed during the quarter. The deal will allow AT&T to provide local and long distance telephony, Internet access and entertainment services to a substantial percentage of American households. AT&T is already building on this base. It recently signed an agreement with cable giant Time Warner that calls for AT&T to pay $1.50 per cable subscriber per month for exclusive access to Time Warner's cable systems. This toll rises to $6.00 per cable subscriber per month over five years. On paper, this adds $12 billion of economic value to Time Warner's cable television business five years hence! Recently, AT&T outbid Comcast for MediaOne Group.

      The other leading long distance companies are maneuvering as well. They are building their own fiber optic local networks as entry points for providing local telephone services and adding to their Internet transmission business. These competitors may also be considering following AT&T's lead and taking a hard look at partnering with large independent cable operators such as Adelphia, Cablevision Systems and Comcast.

      As reflected by our relatively modest portfolio positions, the Regional Bell Operating Companies ("RBOCs") appear to be falling behind in this race. There have been several substantial mergers among the RBOCs in an effort to expand their service territories. But, these newly enlarged RBOCs have done relatively little to expand the services they offer to their customers. Perhaps, a major RBOC/cable deal is on the horizon.

      International telephone companies also appear to be behind the pace being set by AT&T. However, they too are making aggressive moves to expand their empires. Britain's Vodafone topped Bell Atlantic's offer for AirTouch Communications, giving it a solid foothold in the U.S. cellular market and broadening its European cellular base through AirTouch's joint ventures with other leading cellular providers on the continent. Bermuda-based Global Crossing's recently announced deal with Frontier Corp. (the former Rochester Telephone) also has global implications. Global Crossing is building a global communications network to serve multi-national companies. Frontier's ownership of fiber strands on Qwest Communication's national network may have been the main attraction for Global Crossing.

Clear Connections and Some Wrong Numbers

      This quarter, our cable television holdings (including United International Holdings, Rogers Communications, MediaOne Group, Comcast, Century Communications and Cablevision Systems) were strong performers. A flurry of deals for smaller private cable operators, such as Adelphia's bid for Century Communications, have driven the transaction value of cable subscribers from roughly $2,500 to approximately $4,000 per subscriber. In light of the aforementioned AT&T/Time Warner agreement, these values may rise even higher in the years ahead.

      Cable network holding company Liberty Media Group (now a tracking stock of AT&T) was near the very top of our performance list. This reflects Liberty's treasure chest of cable network assets, rising values for high-quality programming and the company's $5.5 billion in cash that CEO John Malone is free to put to work, doing what he has always done best, investing in media companies.

      In general, our cellular telephone investments fared well, with Western Wireless Corp., Rural Cellular Corp., Nextel Communications, Cellular Communications of Puerto Rico and AirTouch posting solid gains. Global Crossing's premium bid for Frontier Corp. also helped boost returns.

      Selected foreign telecommunications holdings (including Cable & Wireless, Hungarian Telephone & Cable, Japan Telecom, Nippon Telegraph and Telephone, Telecom Asia and Telecom Italia) posted gains. Others, most notably, emerging market Asian telecommunications holdings (Pakistan Telecommunications, Singapore Telecommunications, Telekom Malaysia Berhad and Thai Telephone & Telecom) declined. These and Latin American telecommunications holdings, which delivered mixed returns this quarter, are being held hostage to still extreme economic conditions in their regions and/or individual countries. When these emerging economies stabilize, we expect much better performance from these investments.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of March 31, 1999.

Commonwealth Telephone Enterprises Inc. (CTCO - $36.8125 - Nasdaq; CTCOB - $36.00 - Nasdaq), located in Dallas, Pennsylvania, provides local, long distance and other telecommunications services in rural areas of Pennsylvania. CTCO was formed as the result of a restructuring of C-Tec Corp. in 1997. The company currently has over 300,000 access lines and is expanding into competitive local exchange carrier ("CLEC") businesses.

Frontier Corp. (FRO - $51.875 - NYSE) is a telecommunications provider operating various business segments: the nation's fifth largest long distance company, a local telephone provider in and around Rochester, NY with one million lines, a CLEC with over 200,000 lines, a nationwide network leased long term from Qwest and a high-end web hosting business. Frontier has announced plans to merge with Global Crossing (GBLX - $46.25 - Nasdaq) in a stock for stock transaction for $62 per Frontier share if GBLX trades between $34.56 and $56.78 before the transaction is completed. Hamilton, Bermuda-based GBLX also will take on $1.3 billion in FRO debt. The acquisition of FRO is the latest step by GBLX toward becoming a worldwide phone company.

MediaOne Group Inc. (UMG - $63.50 - NYSE) is one of the nation's leading broadband services companies. UMG provides more than five million subscribers in 17 states with basic and premium cable television services and has recently introduced high speed Internet access, telephone services and digital television in some of its service areas. MediaOne was created from the 1996 union of telecommunications company MediaOne Group (formerly US West Media Group) and Continental Cablevision. Headquartered in Englewood, Colorado, MediaOne provides high quality cable television services. The company is conducting a national upgrade of its hybrid fiber optic/coaxial cable ("HFC") network to broadband technology which improves traditional cable service and enables next-generation products and services. The Group's investment interests include 25% of Time Warner Entertainment (which includes Warner Brothers Studio and Home Box Office), 24% of PCS Prime Co. and almost 27% of TeleWest plc. The number three U.S. cable television company recently agreed to be acquired by AT&T Corp. (T - $79.8125 - NYSE) for $54 billion.

Rogers Communications Inc. (RG - $18.125 - NYSE) provides cellular service and digital personal communications services ("PCS") through its interest in Rogers Cantel Mobile Communications. The company also offers cable television and video services through Rogers Cablesystems and radio and television broadcasting, publishing, and new media businesses through Rogers Multi-media. We believe the company is likely to participate in the concentration of the North American cable television industry.

Telecom Italia Mobile SpA (TIM.MI - $6.73 - Milan Stock Exchange), formerly a subsidiary of Telecom Italia (the provider of wired local and long distance telephone service in Italy), was spun-off last July and began trading on the Milan Stock Exchange as an independent company. Telecom Italia Mobile is the leading cellular provider in Italy. The company is the largest cellular provider in Europe with close to 15 million GSM subscribers. The competitive environment in which Telecom Italia Mobile operates remains favorable, with only two competitors, Omnitel and Wind.

Telephone & Data Systems Inc. (TDS - $56.375 - AMEX) is a diversified telecommunications company with established cellular and local telephone operations and a developing personal communications services ("PCS") business. TDS provides high quality telecommunications services to 3 million customers in 35 states. TDS owns 81.1% of United States Cellular Corp. (USM - $44.00 - AMEX), the nation's seventh largest cellular telephone company. It also owns 82.4% of Aerial Communications Inc. (AERL - $7.75 - Nasdaq), TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas ("MTAs") encompassing approximately 27.6 million population equivalents. On December 8, 1998, TDS announced its intent to spin-off its Aerial stake to existing TDS shareholders on a tax-free basis and focus on its core wireline and cellular operations. The transaction is expected to close by the end of the year.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Telecommunications Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

Proposal to Shareholders

      The Fund's Board of Directors has asked shareholders to consider a proposal to amend the Fund's Articles of Incorporation to permit the Fund to offer additional classes of shares. We believe that this proposal would benefit the shareholders, and we urge you to give the proposal your careful consideration.

      For existing shareholders we intend to remain a no-load fund. At the same time, mutual fund distributors are increasingly employing a variety of different types and combinations of sales charge arrangements for different classes of shares that are targeted to the needs of particular types of investors. Your Board of Directors believes that the Fund should be able to provide the distribution alternatives and investment flexibility provided by other similarly situated funds that offer multiple classes of shares. We believe that approval of the proposal to permit the Fund to offer additional classes of shares will enhance the potential for the Fund to attract additional investors in a manner that could provide additional benefits for all investors in the Fund. Again, to repeat, approval of this proposal will not diminish the ability of existing and future shareholders to purchase and redeem shares at net asset value.

In Conclusion

      It has been another winning quarter for telecommunications stocks and the Fund. We do not think we should expect such generous returns every quarter. However, our investment thesis, that telecommunications will be one of the premier global growth industries in the next millennium, is unfolding much as we anticipated when we launched the Fund. We will continue to be selective--working hard to identify those telecommunications companies that we believe will emerge as the strongest competitors in this rapidly changing industry.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABTX. Please call us during the business day for further information.


                                   Sincerely,


            Mario J. Gabelli, CFA              Marc J. Gabelli
            Portfolio Manager and              Associate Portfolio Manager
            Chief Investment Officer


                                               Ivan Arteaga, CFA
                                               Associate Portfolio Manager
April 30, 1999

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                 March 31, 1999

       Telephone & Data Systems Inc.                Cable & Wireless plc
       Telecom Italia Mobile SpA                    BCE Inc.
       Commonwealth Telephone Enterprises           Liberty Media Group
       Frontier Corp.                               Associated Group Inc.
       Rogers Communications Inc.                   MediaOne Group Inc.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Telecommunications Fund
Portfolio of Investments -- March 31, 1999 (Unaudited)
================================================================================

                                                                        Market
   Shares                                                               Value
   ------                                                               -----

            COMMON STOCKS -- 80.7%

            Alternative Telecommunications Providers -- 0.7%
     4,000  Colt Telecom Group plc+..............................  $    287,250
     1,940  Davel Communications Group Inc.+.....................        13,580
    50,000  GST Telecommunications Inc.+.........................       546,875
    18,000  ICG Communications Inc.+.............................       362,250
     4,000  Intermedia Communications Inc.+......................       106,500
     3,500  McLeodUSA Inc., Cl. A+...............................       147,000
     5,000  Startec Global Communications Corp.+.................        38,750
    25,000  Suncom Telecommunications Inc.+......................         4,500
    10,000  USN Communications Inc.+.............................         5,000
                                                                   ------------
                                                                      1,511,705
                                                                   ------------
            Broadcasting -- 0.2%
    25,000  CanWest Global Communications Corp...................       326,563
                                                                   ------------
            Business Services -- 0.7%
    28,000  Convergys Corp.+.....................................       479,500
     2,000  EarthLink Network Inc.+..............................       120,000
    30,000  IDT Corp.+...........................................       540,000
    20,000  R. H. Donnelley Corp.................................       308,750
                                                                   ------------
                                                                      1,448,250
                                                                   ------------
            Cable -- 10.4%
    10,000  Adelphia Communications Corp., Cl. A+................       630,000
    45,000  Cablevision Systems Corp., Cl. A+....................     3,335,625
    70,000  Century Communications Corp., Cl. A+.................     3,250,625
    33,000  Comcast Corp., Cl. A.................................     2,029,500
    10,000  Le Groupe Videotron ltee.............................       195,004
     1,000  Media General Inc., Cl. A............................        46,750
    58,000  MediaOne Group Inc.+.................................     3,683,000
    33,000  NTL Inc.+............................................     2,685,375
   230,000  Rogers Communications Inc., Cl. B+...................     4,168,750
    24,136  Telewest Communications plc, ADR+....................     1,058,967
    33,000  United International Holdings Inc., Cl. A+...........     1,435,500
                                                                   ------------
                                                                     22,519,096
                                                                   ------------
            Communications Equipment -- 5.0%
   200,000  Allen Telecom Inc.+..................................     1,212,500
   120,000  Champion Technology Holdings, ADR....................        10,992
     1,000  Communications Systems Inc...........................         9,500
     8,000  Ericsson (L.M.) Telephone Co., ADR...................       190,500
     3,000  Gemstar International Group Ltd.+....................       225,750
     5,000  General Instrument Corp.+............................       151,563
     2,500  General Semiconductor Inc.+..........................        18,125
     3,500  L - 3 Communications Holdings Inc.+..................       161,875
     5,000  Lucent Technologies Inc..............................       538,750
     2,500  Motorola Inc.........................................       183,125
     4,000  Nokia Corp., Cl. A,  ADR.............................       623,000
    25,000  Northern Telecom Ltd.................................     1,553,125
    50,000  RELTEC Corp.+........................................     1,471,875
    12,000  Scientific - Atlanta Inc.............................       327,000
       500  Siemens AG, ADR......................................        33,413
   100,000  Time Engineering Berhad+.............................        11,184
    15,000  TNT Post Group NV, ADR...............................       443,438
   100,000  Xylan Corp.+.........................................     3,681,249
                                                                   ------------
                                                                     10,846,964
                                                                   ------------
            Entertainment -- 2.2%
    23,462  Ascent Entertainment Group Inc.+.....................       256,616
    12,000  GC Companies Inc.+...................................       377,250
    70,524  Liberty Media Group, Cl. A+..........................     3,711,326
     8,000  Metromedia International Group Inc.+.................        39,000
     4,000  Time Warner Inc......................................       284,249
     1,000  Viacom Inc., Cl. A+..................................        83,313
                                                                   ------------
                                                                      4,751,754
                                                                   ------------
            Equipment and Supplies -- 0.3%
     6,000  Amphenol Corp., Cl. A+...............................       229,500
    20,000  Thyssen Krupp AG+....................................       395,128
                                                                   ------------
                                                                        624,628
                                                                   ------------
            Long Distance Telephone Providers -- 6.1%
    45,001  AT&T Corp............................................     3,591,642
    25,000  Call-Net Enterprises Inc.+...........................       223,098
       270  DDI Corp.............................................     1,276,703
    23,000  Embratel Participacoes SA, ADR+......................       383,813
    68,000  General Communication Inc., Cl. A+...................       310,250
    14,000  Kokusai Denshin Denwa Co. Ltd........................       673,816
     8,500  MCI WorldCom Inc.+...................................       752,781
     8,000  MIDCOM Communications Inc.+..........................            41
    67,000  Philippine Long Distance Telephone Co................     1,733,625
    90,000  PLD Telekom Inc.+....................................       348,750
     5,830  Qwest Communications International Inc.+.............       420,307
    20,000  Sprint Corp..........................................     1,962,499
     8,000  Teleglobe Inc........................................       242,730
     2,000  Telegroup Inc.+......................................           406
   100,000  VDC Communications Inc.+.............................       400,000
    34,000  Viatel Inc.+.........................................       969,000
                                                                   ------------
                                                                     13,289,461
                                                                   ------------
            Publishing -- 0.2%
     8,000  News Corp. Ltd., ADR.................................       236,000
   100,000  Seat - Pagine Gialle SpA.............................       117,135
                                                                   ------------
                                                                        353,135
                                                                   ------------
            Regional and Local Telephone Providers -- 14.1%
    60,000  Aliant Communications Inc............................     2,456,250
     2,000  Allegiance Telecom Inc.+.............................        50,000
    16,000  Alltel Corp..........................................       998,000
    42,000  Ameritech Corp.......................................     2,430,750
    15,200  Atlantic Tele-Network Inc............................       136,800
    10,608  Bell Atlantic Corp...................................       548,301
    50,000  BellSouth Corp.......................................     2,003,125
    18,000  Bruncor Inc..........................................       287,945
    30,000  Cincinnati Bell Inc..................................       673,125
   110,817  Commonwealth Telephone Enterprises Inc.+.............     4,079,450

The Gabelli Global Telecommunications Fund
Portfolio of Investments (Continued) -- March 31, 1999 (Unaudited)
================================================================================

                                                                        Market
   Shares                                                               Value
   ------                                                               -----
            COMMON STOCKS (Continued)

            Regional and Local Telephone Providers (Continued)
    40,500  Commonwealth Telephone Enterprises Inc., Cl. B+......  $  1,458,000
       500  Companhia Riograndense de Telecomunicacoes+..........           152
    10,000  CoreComm Ltd.+.......................................       367,500
     7,000  E.Spire Communications Inc.+.........................        96,250
     8,000  Electric Lightwave Inc., Cl. A+......................        73,000
   150,000  First Pacific Co. Ltd................................        90,005
    10,000  First Pacific Co. Ltd., ADR..........................        30,002
   100,000  Frontier Corp........................................     5,187,499
     4,760  Global Telesystems Group Inc.+.......................       266,263
    33,000  GTE Corp.............................................     1,996,500
    30,000  Island Telecom Inc...................................       515,603
    19,000  Maritime Telegraph and Telephone Company Ltd.........       504,267
       300  MetroNet Communications Corp., Cl. B+................        16,500
    12,000  NewTel Enterprises Ltd...............................       293,497
    20,000  QuebecTel Group Inc..................................       240,615
    88,000  RCN Corp.+...........................................     2,953,500
    38,000  SBC Communications Inc...............................     1,790,750
    23,000  Tele Norte Leste Participacoes SA, ADR+..............       353,625
    23,000  Telesp Participacoes SA,  ADR........................       474,375
     4,000  US West Inc..........................................       220,250
                                                                   ------------
                                                                     30,591,899
                                                                   ------------
            Satellite -- 2.8%
     3,000  American Mobile Satellite Corp.+.....................        22,500
       500  Asia Satellite Telecommunications Holdings Ltd.......         7,688
     1,000  British Sky Broadcasting Group, ADR..................        51,250
    80,000  COMSAT Corp..........................................     2,315,000
     6,000  Echostar Communications Corp., Cl. A+................       489,750
     6,000  General Motors Corp., Cl. H+.........................       302,625
    16,000  Globalstar Telecommunications+.......................       222,000
    21,500  Iridium World Communications Ltd.+...................       325,188
    38,000  Loral Space & Communications Ltd.+...................       548,625
     2,800  Pathe SA.............................................       719,434
     8,000  Pegasus Communications Corp.+........................       224,000
    10,000  PT Indonesia Satellite, ADR..........................       129,375
    40,000  TCI Satellite Entertainment Inc., Cl. A+.............        26,250
    40,000  U.S. Satellite Broadcasting Co.+.....................       685,000
                                                                   ------------
                                                                      6,068,685
                                                                   ------------
            Telecommunications -- 0.3%
    12,500  Great Nordic Store...................................       408,525
     4,600  Tele Centro Sul Participacoes SA,  ADR+..............       212,463
                                                                   ------------
                                                                        620,988
                                                                   ------------
            Telephone Networks -- 16.3%
    75,000  BCE Inc..............................................     3,323,437
    71,080  BCT. Telus Communications Inc........................     1,738,476
    23,693  BCT. Telus Communications Inc........................       559,915
     3,000  BHI Corp.+...........................................        84,000
     1,000  British Telecommunications plc, ADR..................       164,188
    25,000  Cable & Wireless Communications plc, ADR+............     1,414,063
 9,600,000  Cable & Wireless Jamaica Ltd.........................       342,802
   110,000  Cable & Wireless plc, ADR............................     4,063,124
   273,333  Citizens Utilities Co., Cl. B+.......................     2,118,330
    64,000  Compania de Telecomunicaciones de Chile SA...........     1,508,000
   500,000  CPT Telefonica del Peru, Cl. B.......................       642,251
     1,500  CPT Telefonica del Peru, Cl. B, ADR..................        19,125
    16,000  Deutsche Telekom AG..................................       647,000
     2,000  France Telecom SA....................................       161,375
     4,707  Hellenic Telecommunications Organization SA..........       114,143
     2,000  Hellenic Telecommunications Organization SA, ADR+ ...        23,375
    30,000  Hong Kong Telecommunications Ltd., ADR...............       586,875
     5,000  Hungarian Telephone & Cable Corp.+...................        21,875
        80  Japan Telecom Co. Ltd................................     1,148,357
    15,000  Koninklijke PTT Nederland NV, ADR....................       595,313
     5,000  Korea Telecom Corp.+.................................       169,519
       500  Matav, ADR...........................................        13,375
       167  Nippon Telegraph & Telephone Corp....................     1,635,734
    10,000  Nippon Telegraph & Telephone Corp., ADR..............       487,500
       800  Pakistan Telecommunications, GDR.....................        28,800
    12,000  Portugal Telecom SA, ADR.............................       525,750
    20,000  PT Telekomunikasi Indonesia..........................       127,500
     4,000  Rostelecom, ADR......................................        18,750
    30,000  Singapore Telecommunications Ltd.....................        42,696
     3,000  Swisscom AG, ADR+....................................       116,813
     8,000  Tele Danmark A/S, ADR................................       392,000
    30,000  Telecom Argentina Stet - France Telecom SA, ADR......       823,125
 1,000,000  Telecom Asia Corp....................................       559,031
    21,000  Telecom Corporation of New Zealand Ltd., ADR.........       819,000
   190,000  Telecom Italia SpA...................................     2,018,390
    18,000  Telecom Italia SpA, ADR..............................     1,878,750
    23,000  Telecomunicacoes Brasileiras SA (Telebras), ADR......         3,234
   938,570  Telecomunicacoes de Sao Paulo SA (Telesp)+...........        70,870
    30,000  Telefonica de Argentina SA, ADR......................       907,500
    22,000  Telefonica de Espana, ADR............................     2,810,499
    31,000  Telefonos de Mexico SA, Cl. L, ADR...................     2,030,500
   300,000  Telekom Malaysia Berhad..............................       603,947
       600  Telestra Corp. Ltd...................................        63,300
     8,075  Thai Telephone & Telecom, GDR+.......................         2,836
     3,000  Veba AG..............................................       157,727
                                                                   ------------
                                                                     35,583,170
                                                                   ------------
            Wireless Communications -- 21.4%
    40,000  ABC Communications Holdings Ltd......................         9,291
   230,000  Aerial Communications Inc.+..........................     1,782,500
    18,000  AirTouch Communications Inc.+........................     1,739,250
    33,400  Associated Group Inc., Cl. A+........................     1,655,388

The Gabelli Global Telecommunications Fund
Portfolio of Investments (Continued) -- March 31, 1999 (Unaudited)
================================================================================

                                                                        Market
   Shares                                                               Value
   ------                                                               -----
            COMMON STOCKS (Continued)

            Wireless Communications (Continued)
    42,000  Associated Group Inc., Cl. B+........................  $  2,037,000
    25,000  BCE Mobile Communications Inc.+......................       667,640
       500  Bouygues Group.......................................       138,727
    10,000  Cellular Communications of Puerto Rico Inc.+.........       270,000
    18,000  Centennial Cellular Corp.+...........................       850,500
    28,000  Century Telephone Enterprises Inc....................     1,967,000
     2,000  Clearnet Communications Inc., Cl. A+.................        26,406
    37,890  CommNet Cellular Inc.+...............................       608,608
    35,000  CP Pokphand, ADR+....................................        15,131
     5,300  Easycall Group+......................................           954
    26,500  Europolitan Holdings AB..............................     2,442,780
    36,000  Grupo Iusacell SA, Ser. D, ADR+......................       265,500
    26,000  Himachal Futuristic (a)..............................        51,760
    24,000  Jasmine International+...............................         4,664
    50,000  Leap Wireless International Inc.+....................       643,750
    25,000  Mannesmann AG........................................     3,192,868
     1,500  Metrocall Inc.+......................................         4,547
    17,289  NEXTEL Communications Inc., Cl. A+...................       633,210
        30  NTT Mobile Communication Network Inc.................     1,481,888
   180,000  Omnipoint Corp.+.....................................     2,598,749
    47,500  Price Communications Corp.+..........................       528,438
   170,000  Rogers Cantel Mobile Communications Inc., Cl. B+.....     3,070,624
    40,000  Rural Cellular Corp., Cl. A+.........................       530,000
    70,000  Securicor Group plc..................................       616,421
    70,420  SK Telecom Co. Ltd., ADR.............................       858,244
     5,000  SkyTel Communications Inc.+..........................        83,125
    10,000  Sprint Corp. (PCS Group)+............................       443,125
    80,000  Technology Resources Industries......................        27,789
     2,300  Tele Celular Sul Participacoes SA, ADR...............        43,988
     7,666  Tele Centro Oeste Celular Participacoes SA, ADR......        28,268
       460  Tele Leste Celular Participacoes SA, ADR.............        14,720
     1,150  Tele Nordeste Celular Participacoes SA, ADR..........        25,588
       460  Tele Norte Celular Participacoes SA, ADR.............        13,685
     4,600  Tele Sudeste Celular Participacoes SA, ADR...........        93,150
       500  Telecel-Comunicacaoes Pessoais SA....................        79,619
   500,000  Telecom Italia Mobile SpA............................     3,362,902
     1,150  Telemig Celular Participacoes SA, ADR +..............        30,116
   150,000  Telephone and Data Systems Inc.......................     8,474,999
     9,200  Telesp Celular Participacoes SA, ADR.................       192,625
   938,570  Telesp Celular SA....................................        22,985
     4,000  Teligent Inc., Cl. A+................................       166,500
    20,000  Total Access Communications plc+.....................        43,200
    25,000  United States Cellular Corp.+........................     1,100,000
    50,000  Vanguard Cellular Systems Inc., Cl. A+...............     1,365,625
     6,000  Vimpel Communications+...............................        93,000
     5,000  Vodafone Group plc, ADR..............................       938,750
    40,000  Western Wireless Corp., Cl. A+.......................     1,450,000
     1,500  Winstar Communications Inc.+.........................        54,516
                                                                   ------------
                                                                     46,840,113
                                                                   ------------
            TOTAL COMMON STOCKS..................................   175,376,411
                                                                   ------------
            PREFERRED STOCKS -- 1.9%

            Cable -- 0.8%
    18,000  Tele-Communications Inc.
               6.00% Cv. Pfd., Ser. E............................     1,791,000
                                                                   ------------
            Entertainment -- 0.0%
     1,500  Metromedia International Group Inc.
               7.25% Cv. Pfd.....................................        40,125
                                                                   ------------
    12,000  Long Distance Telephone Providers -- 0.4%
            Sprint Corp.
               8.25% Cv. Pfd. ...................................       876,000
                                                                   ------------
            Regional and Local Telephone Providers -- 0.0%
       500  Telecomunicacoes do Parana...........................            69
                                                                   ------------

            Telephone Networks -- 0.3%
    10,000  Philippine Long Distance Telephone Co.
               7.00% Cv. Pfd., Ser. III..........................       474,999
 3,355,677  Telecomunicacoes de Rio de Janeiro
               SA (Telerj) Pfd...................................        79,928
    40,900  Telecomunicacoes de Sao Paulo
               SA (Telesp) Pfd...................................         5,032
                                                                   ------------
                                                                        559,959
                                                                   ------------
            Wireless Communications -- 0.4%
     3,000  AirTouch Communications Inc.
               4.25% Cv. Pfd., Cl. C.............................       403,500
     5,000  AirTouch Communications Inc.
               6.00% Cv. Pfd., Cl. B.............................       393,750
 3,355,677  Telerj Celular SA Pfd., Cl. B+.......................        56,155
    40,900  Telesp Celular SA Pfd., Cl. B+.......................         1,490
                                                                   ------------
                                                                        854,895
                                                                   ------------
            TOTAL PREFERRED STOCKS...............................     4,122,048
                                                                   ------------

            RIGHTS -- 0.0%

            Telephone Networks -- 0.0%
 4,131,272  Telecomunicacoes de Rio de Janeiro SA
               (Telerj)..........................................             0
                                                                   ------------

            CORPORATE BONDS -- 0.5%

 Principal                                                              Market
   Amount                                                               Value
   ------                                                               -----
            Telephone Networks -- 0.4%
$1,000,000  Telekom Malaysia Berhad, Sub. Deb. Cv.
               4.00%, 10/03/04...................................       835,000
                                                                   ------------

            Wireless Communications -- 0.1%
   250,000  Technology Resources Industries,
               Sub. Deb. Cv.
               2.75%, 11/28/04...................................       181,250
                                                                   ------------
            TOTAL CORPORATE BONDS................................     1,016,250
                                                                   ------------

            U.S. GOVERNMENT OBLIGATIONS - 18.7%
40,890,000  U.S. Treasury Bills,
               4.27% to 4.79% ++,
               due 04/01/99 to 06/24/99..........................    40,712,626
                                                                   ------------

The Gabelli Global Telecommunications Fund
Portfolio of Investments (Continued) -- March 31, 1999 (Unaudited)
================================================================================

                                                                        Market
                                                                        Value
                                                                        -----
            TOTAL INVESTMENTS -- 101.8%
              (Cost $145,433,630)................................  $221,227,335

            Other Assets and
               Liabilities (Net) -- (1.8)%.......................    (3,843,253)
                                                                   ------------
            NET ASSETS -- 100.0%
               (11,334,265 shares outstanding)...................  $217,384,082
                                                                   ============
            NET ASSET VALUE,
               Offering and Redemption
               Price Per Share...................................        $19.18
                                                                         ======

Principal                                         Settlement      Net Unrealized
 Amount                                              Date          Depreciation
---------                                         ----------       ------------
            FORWARD FOREIGN EXCHANGE CONTRACTS
   178,765  (b) Deliver Canadian Dollars
                  in exchange for
                  USD 118,348 .................    05/12/99           $  (179)
 4,640,899  (c) Sell Hong Kong Dollars
                  in exchange for
                  USD 597,000 .................    05/24/99            (1.193)

----------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1999, the market value of Rule 144A securities amounted to $1,099,646 or 0.5% of net assets.
(b)    Principal amount denoted in Canadian Dollars.
(c)    Principal amount denoted in Hong Kong Dollars.
+      Non-income producing security.
++     Represents annualized yield at date of purchase.
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

                                                     % of
                                                     Market             Market
Geographic Diversification                           Value              Value
--------------------------                           -----              -----
North America                                         75.7%         $167,445,182
Europe                                                14.49%          30,689,360
Latin America                                          3.8%            8,645,130
Asia/Pacific Rim                                       3.0%            7,743,665
Japan                                                  0.2%            6,703,998
                                                     -----          ------------
                                                     100.0%         $221,227,335
                                                     =====          ============

                        Gabelli Global Series Funds, Inc.
                   The Gabelli Global Telecommunications Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                        Karl Otto Pohl
Chairman and Chief                           Former President
Investment Officer                           Deutsche Bundesbank
Gabelli Asset Management Inc.

Felix J. Christiana                          Werner J. Roeder, MD
Former Senior Vice President                 Director of Surgery
Dollar Dry Dock Savings Bank                 Lawrence Hospital

Anthony J. Colavita                          Anthonie C. van Ekris
Attorney-at-Law                              Managing Director
Anthony J. Colavita, P.C.                    BALMAC International, Inc.

John D. Gabelli
Senior Vice President
Gabelli & Company, Inc.

                         Officers and Portfolio Managers

Mario J. Gabelli, CFA                        Marc J. Gabelli
President and Chief                          Associate Portfolio Manager
Investment Officer

Bruce N. Alpert                             James E. McKee
Vice President and Treasurer                Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------